Exhibit 10.3
EXECUTION COPY
LETTER WAIVER
Dated as of June 8, 2021
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”)
parties to the Credit Agreement
referred to below and to Bank of America, N.A.,
as administrative agent (the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
We refer to the Credit Agreement dated as of March 8, 2019 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among the undersigned (the “Borrower”) and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.
The Borrower entered into an Agreement and Plan of Merger, dated as of May 21, 2021, among the Borrower, Canadian National Railway Company (the “Acquiror”) and Brooklyn Merger Sub, Inc. (together with the exhibits and schedules thereto, the “Acquisition Agreement”), pursuant to which the Acquiror intends to acquire, directly or indirectly (the “Acquisition”), all of the issued and outstanding equity interests in the Borrower (together with its subsidiaries, the “Borrower Group”). In connection with the Acquisition, the Borrower’s equity will be placed (the “Trust Closing”) into a voting trust (the “Voting Trust”) in accordance with the form of Voting Trust Agreement attached to the Acquisition Agreement (the “Voting Trust Agreement”). Until such time as the Acquiror receives a final order of the Surface Transportation Board approving or exempting the acquisition of control of the Borrower Group by the Acquiror (the “Voting Trust Termination Date”), the Borrower will not be controlled by the Acquiror, and the Borrower’s equity will remain in the Voting Trust. The Acquisition will involve the merger of a newly formed special purpose acquisition entity organized in the State of Delaware with and into the Borrower, with the Borrower surviving in accordance with clause (i) of Section 5.02(d)(iv) of the Credit Agreement.
We hereby request that you waive, solely for the period commencing on the date first above written through the Voting Trust Termination Date, the Event of Default which would arise pursuant to Section 6.01(k) of the Credit Agreement as a result of the Change of Control arising upon consummation of the Trust Closing.
We further hereby request that you waive, solely for the period commencing on the Voting Trust Termination Date and ending 60 days thereafter (the “Waiver Termination Date”), the Event of Default which would arise pursuant to Section 6.01(k) of the Credit Agreement as a result of the Change of Control arising upon the Acquiror obtaining control of the Borrower Group such that each member of the Borrower Group becomes a direct or indirect subsidiary of the Acquiror.
For the avoidance of doubt, the Lenders are not asked to waive the requirements of Section 5.02(d)(iv) of the Credit Agreement.

On the Waiver Termination Date, without any further action by the Administrative Agent and the Lenders, all of the terms and provisions set forth in the Credit Agreement with respect to Defaults or Events of Default thereunder that are waived hereby and not cured prior to such date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any such Defaults or Events of Default as though no waiver had been granted by them hereunder.
To induce the Lenders to enter into this Letter Waiver, the Borrower represents and warrants that, as of the date hereof (a) the representations and warranties contained in each Loan Document (other than (x) the representation and warranty set forth in Section 4.01(f)(i) of the Credit Agreement and (y) the representation and warranty set forth in Section 4.01(g)(ii) of the Credit Agreement) are correct on and as of such date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date; and (b) no Default has occurred and is continuing.
This Letter Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders, and the consent attached hereto executed by each Guarantor. This Letter Waiver is subject to the provisions of Section 9.01 of the Credit Agreement and shall constitute a Loan Document.
The Credit Agreement, except to the extent of the waivers specifically provided above, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning a counterpart of this Letter Waiver to Susan L. Hobart, Shearman & Sterling LLP, (fax no: 646-848-7847; email: shobart@shearman.com) by no later than 3:00 p.m. (Eastern Time) on Monday, June 7, 2021.
This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver in accordance with Section 9.19 of the Credit Agreement.
This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

2

Very truly yours,

KANSAS CITY SOUTHERN, as Borrower
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Executive Vice President & CFO

[Signature Page to Letter Waiver]

Agreed as of the date first above written:
BANK OF AMERICA, N.A.,
as a Lender
By /s/ Adrian Plummer
Name:    Adrian Plummer
Title:    Vice President
[Signature Page to Letter Waiver]

Agreed as of the date first above written:
Citibank, N.A., as Lender
By /s/ Kevin Clark
Name:    Kevin Clark
Title:    Vice President

[Signature Page to Letter Waiver]

Agreed as of the date first above written:
JPMORGAN CHASE BANK, N.A., as Lender
By /s/ Jonathan Bennett
Name:    Jonathan Bennett
Title:    Executive Director

[Signature Page to Letter Waiver]

Agreed as of the date first above written:
U.S. BANK NATIONAL ASSOCIATION, as Lender
By /s/ Peter I Bystol
Name:    Peter I. Bystol
Title:    Senior Vice President

[Signature Page to Letter Waiver]

Agreed as of the date first above written:
Wells Fargo Bank, N.A., as Lender
By /s/ Tammy R. Henke
Name:    Tammy R. Henke
Title:    Senior Vice President
[Signature Page to Letter Waiver]

Agreed as of the date first above written:
THE BANK OF NOVA SCOTIA, as Lender
By /s/ David Vishny
Name:    David Vishny
Title:    Managing Director
[Signature Page to Letter Waiver]

Agreed as of the date first above written:
Truist Bank, as Lender
By /s/ Chris Hursey
Name:    Chris Hursey
Title:    Director

[Signature Page to Letter Waiver]

Agreed as of the date first above written:
Goldman Sachs Bank USA, as Lender
By /s/ Dan Martis
Name:    Dan Martis
Title:    Authorized Signatory

[Signature Page to Letter Waiver]

MORGAN STANLEY BANK, N.A.,
as Lender
By /s/ Jack Kuhns
Name:    Jack Kuhns
Title:    Authorized Signatory

MORGAN STANLEY SENIOR FUNDING.,
as Lender
By /s/ Jack Kuhns
Name:    Jack Kuhns
Title:    Vice President

[Signature Page to Letter Waiver]

Acknowledged as of the date first above written:
BANK OF AMERICA, N.A.,
as Administrative Agent
By /s/ Steven Gazzillo
Name:    Steven Gazzillo
Title:    Vice President
[Signature Page to Letter Waiver]

CONSENT
Dated as of June 8, 2021

The undersigned, each a Guarantor under Article VIII of the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
THE KANSAS CITY SOUTHERN RAILWAY COMPANY, as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Executive Vice President & CFO

GATEWAY EASTERN RAILWAY COMPANY, as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President & CFO

SOUTHERN DEVELOPMENT COMPANY, as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President, CFO & Treasurer

THE KANSAS CITY NORTHERN RAILWAY COMPANY, as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President & CFO

[Signature Page to Letter Waiver]

TRANS-SERVE, INC., as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President & CFO

PABTEX, INC., as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:     Vice President, CFO & Treasurer

KCS HOLDINGS, I, INC., as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President & CFO

KCS VENTURES I, INC., as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President & CFO

SOUTHERN INDUSTRIAL SERVICES, INC., as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President, CFO & Treasurer

VEALS, INC., as Guarantor
By /s/ Michael W. Upchurch
Name:    Michael W. Upchurch
Title:    Vice President, CFO & Treasurer

[Signature Page to Letter Waiver]